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                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                OF WT MUTUAL FUND
                                  (THE "TRUST")

                    SUPPLEMENT DATED FEBRUARY 27, 2003 TO THE
         INSTITUTIONAL SHARES PROSPECTUS DATED NOVEMBER 1, 2002 AND THE
                INVESTOR SHARES PROSPECTUS DATED NOVEMBER 1, 2002

The information in this Supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with such Prospectuses.

CRM SMALL CAP VALUE FUND RE-OPENED TO NEW INVESTORS

Effective immediately, shares of the CRM Small Cap Value Fund are re-opened to purchases by new investors.

Due to the limited market of small capitalization companies, the CRM Small Cap Value Fund's adviser regularly monitors the Fund's asset size in an effort to ensure that the Fund will be able to seek investments in quality small capitalization companies that meet the adviser's investment criteria as well as the Fund's investment objective and strategy.

The Board may close the Fund to new investors should concerns regarding the Fund's asset size recur and may, subsequently, re-open the CRM Small Cap Value Fund at any time. The Board reserves the right to further restrict or reject sales of shares of any fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE